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                                                                    EXHIBIT 99.1



            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Scott Kriens, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Juniper Networks, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Juniper Networks, Inc.



                                         By: /s/ Scott Kriens
                                             -----------------------------------
                                         Name:  Scott Kriens
                                         Title: Chairman and Chief Executive
                                                Officer
                                         Date:  November 7, 2002